IMPORTANT NOTICE REGARDING: A CHANGE TO YOUR FUND’S INVESTMENT POLICY

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Global Opportunities VIP

The Board of Trustees has approved changes to the name and investment strategy of DWS Global Opportunities VIP.

Effective on or about May 1, 2011, (the ”Effective Date”), the name of the fund will change from ”DWS Global Opportunities VIP” to ”DWS Global Small Cap Growth VIP.”

On the Effective Date, the first and second paragraphs under the heading ”PRINCIPAL INVESTMENT STRATEGY” are deleted in their entirety and replaced with the following:

Main Investments. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).

The Board will provide shareholders with at least 60 days notice prior to making any changes to the fund’s 80% investment policy as described herein.

Please Retain This Supplement for Future Reference

February 1, 2011 PROSTKR-30